December 7, 2017

Supplement

SUPPLEMENT DATED DECEMBER 7, 2017 TO THE SUMMARY PROSPECTUS AND PROSPECTUS OF
Active Assets Prime Trust, dated October 31, 2017

The Board of Trustees of Active Assets Prime Trust (the "Fund") approved a Plan of Liquidation with respect to the liquidation and termination of the Fund. Pursuant to the Plan of Liquidation, substantially all of the assets of the Fund will be liquidated, known liabilities of the Fund will be satisfied, the remaining proceeds will be distributed to the Fund's shareholders, all of the issued and outstanding shares of the Fund will be redeemed (the "Liquidation") and the Fund will be terminated. The Fund will suspend the offering of its shares to all investors at the close of business on or about December 15, 2017. The Liquidation is expected to occur on or about January 31, 2018 and the Fund will be terminated as soon as reasonably practicable following the Liquidation.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

AVILIQPRIMESPPSPT 12/17